Exhibit 10.4

                                CLOSING AGREEMENT

         This Closing Agreement dated July 26, 1996 between MK Rail Corporation, a Delaware corporation ("MKR"), Alert Manufacturing & Supply Co., an Illinois corporation ("Alert") (collectively "Sellers") and All-State Industrial Rubber Co., Inc., an Iowa corporation ("Buyer").

                               W I T N E S S E TH

         WHEREAS, Sellers and Buyer entered into an Agreement for the Purchase and Sale of Assets dated June 25, 1996 (the "Agreement") pursuant to which Sellers agreed to sell substantially all of the assets of Alert to Buyer (the "Transaction"); and

         WHEREAS, the Sellers and the Buyer desire to close the Transaction as contemplated in the Agreement on July 26, 1996; and

         WHEREAS, in connection with closing the Transaction the parties desire to agree to take certain actions after the Closing;

         NOW, THEREFORE, in consideration of the promises, covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Notwithstanding any provision of the Agreement to the contrary, for purposes of closing the Transaction, the Sellers and the Buyer agree that the Final Purchase Price shall be the amount set forth on the Statement of Calculation of the Closing Purchase Price attached as Exhibit A hereto ("Closing Purchase Price").

         2. Notwithstanding the foregoing, the Sellers and the Buyer agree that commencing July 27, 1996 the Sellers and the Buyer shall have representatives jointly confirm the determination of the Total Closing Net Accounts Receivable and the Closing Inventory Amounts. During normal business hours, Buyer shall provide access to the Alert facilities and Sellers and Buyer shall provide access to each others books, records, and work papers to enable the Sellers' and the Buyer's representatives regarding Alert's business to complete their review. Sellers and Buyer shall work in good faith diligently to complete their review and confirmation as soon as possible, but in no event later than August 9, 1996 (the "Final Determination Date"). Sellers agree that, in connection with their review, William Grab and Tom Donato will be primarily responsible. Before interviewing any of Buyer's employees, Sellers shall first notify and obtain the prior consent of Sherry Wilkerson or her designee. Buyer shall have the right to have a representative present during any discussions with Buyer's employees. Sellers shall limit the number of representatives at Buyer's facilities to two. Sellers' representatives, after advising Sherry Wilkerson, shall first attempt to obtain the necessary information from Gary Schoenbeck, Jairo Naranjo, and Jack MacGregor.

         3. Upon certification of the Closing Net Accounts Receivable and the Closing Inventory Amounts (collectively "Adjusted Closing Accounts Receivable and Inventory Amount") by the Sellers and the Buyer in accordance with paragraph 2 hereof, Buyer shall pay to Sellers the amount, if any, by which the amount of the Adjusted Closing Accounts Receivable and Inventory Amount exceeds the sum of the Total Closing Net Accounts Receivable Amount ($1,319,000) plus the Closing Inventory Amount ($1,233,243). Similarly, Sellers shall pay to Buyer the amount, if any, by which the amount of the

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                                                                  Exhibit 10.4

Adjusted Closing Accounts Receivable and Inventory Amount is less than the sum of the Total Closing Net Accounts Receivable Amount ($1,319,000) plus the Closing Inventory Amount ($1,233,243).

         4. If the representatives of the Sellers and the Buyer are unable to mutually confirm prior to the Final Determination Date with respect to any determination of the fair market value or quantities of any items of the Inventories for the purpose of determining the Closing Inventory Amount or the determination of the Total Closing Net Accounts Receivable, the Sellers and the Buyer hereby agree that such determination shall be referred to Price Waterhouse (or, if such accounting firm has been employed by any party hereto (or an affiliate thereof) during the five (5) years preceding the date of such referral or cannot for any reason serve to resolve the dispute, then to an independent public accounting firm of national stature mutually approved by the parties hereto) (the "Selected Accountants"), which shall promptly make such a determination. The determination of the Selected Accountants shall be conclusive and binding on both the Sellers and the Buyer. One half of the fees of the Selected Accountants shall be borne by the Sellers, and one half thereof shall be borne by the Buyer. Within five (5) business days following the determination of the adjustment by the Selected Accountants, the amount of any further adjustments to the Final Purchase Price paid at the Closing because of the determination by the Selected Accountants, plus interest from and after the Final Determination Date to and including the date of payment of such adjustments at the rate of 5.0 percent per annum, shall be paid by the Buyer to the Seller in immediately available funds, or, alternatively, to the Buyer by the Escrow Agent (as defined hereafter) immediately in the amount of such further adjustments payable to the Buyer.

         5. The Sellers shall pay to the Buyer within one day of receipt all payments received by Sellers for Net Accounts Receivable whether in Seller's lock box or otherwise. The Buyer shall pay to Sellers within one day of receipt all payments received by Buyer for Excluded Accounts Receivable whether in Buyer's lock box or otherwise.

         6. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.



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                                                                  Exhibit 10.4

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed and delivered this Agreement as of the date first above written.

                 MK RAIL CORPORATION


                 By:      __________________________________
                 Name: __________________________________
                 Title:   __________________________________



                 ALERT MANUFACTURING AND SUPPLY CO.


                 By:      _________________________________
                 Name: _________________________________
                 Title:   _________________________________



                 ALL-STATE INDUSTRIAL RUBBER CO., INC.


                 By:      __________________________________
                 Name: __________________________________
                 Title:   __________________________________


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                                                                  Exhibit 10.4
                           STATEMENT OF CALCULATION OF
                             CLOSING PURCHASE PRICE



            The undersigned hereby agree that the numbers set forth below shall be used for calculating the Closing Purchase Price for purposes of Article II of the Agreement for the Purchase and Sale of Assets dated as of June 25, 1996, by and between MK Rail Corporation, Alert Manufacturing & Supply Co., and All-State Industrial Rubber Co, Inc.

Estimated Purchase Price .............................                $4,500,000

Total Closing Net Accounts Receivable ................            +   $1,319,000
                                                                      ----------
Closing Inventory Amount (lesser of the Inventory
            Amount or $1,565,000) ....................            +   $1,233,243
                                                                      ----------

                                                                  -   $3,200,000
                                                                      ==========

CLOSING PURCHASE PRICE ...............................                $3,852,243


IN WITNESS WHEREOF, the undersigned have set their hands and seals this 26th day of July, 1996.


                              MK RAIL CORPORATION

                              By:______________________________


                              ALERT MANUFACTURING & SUPPLY CO.

                              By:______________________________


                              ALL-STATE INDUSTRIAL RUBBER CO.

                              By:______________________________



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